CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts, net (in dollars)	$ 1,502,862	$ 1,392,727
Accumulated depreciation, net (in dollars)	$ 1,667,572	$ 942,207
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	49,000,000	49,000,000
Common stock, shares issued	7,971,465	7,949,965
Common stock, shares outstanding	7,971,465	7,949,965